UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      September 17, 2010

Southern Connecticut Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut	000-49784	06-1609692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Church Street
New Haven, Connecticut		06510
(Address of Principal Executive Offices)		(Zip Code)
(203) 782-1100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ee General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 17, 2010, Southern Connecticut Bancorp, Inc. (“SSE”), the holding company for Bank of Southern Connecticut, Naugatuck Valley Financial Corporation (“NVFC”), the holding company for Naugatuck Valley Savings and Loan (“NVSL”), and Naugatuck Valley Financial Corporation, a Maryland corporation (“New NVFC”), entered into a First Amendment (the “Amendment”) to the previously announced Agreement and Plan of Merger dated as of February 22, 2010 (the “Merger Agreement”).

Pursuant to the Amendment, SSE shareholders will be entitled to receive $6.75 per share for each share of SSE common stock owned in the merger of SSE with and into New NVFC (the “Merger”).  SSE shareholders will be able to elect to receive cash, shares of common stock of New NVFC, or a combination of cash and common stock of New NVFC, subject to, if necessary, the allocation and proration procedures outlined in the Merger Agreement to assure that 60% of SSE’s outstanding shares are exchanged for New NVFC common stock and the remainder are exchanged for cash.  The exchange ratio for determining the number of shares of New NVFC common stock to be exchanged for each share of SSE common stock will equal 0.6750 ($6.75 divided by $10.00, the initial offering price per share currently established for New NVFC’s common stock in the second step conversion offering).  Cash will be paid in lieu of fractional shares.

The Amendment also provides that Elmer F. Laydon, SSE’s Chairman of the Board, and Alphonse F. Spadaro, Jr., SSE’s Vice Chairman of the Board, will be invited to join the boards of directors of New NVFC and NVSL for a three-year term following the consummation of the Merger.  In addition, the Amendment extends the deadline for closing the Merger to March 30, 2010, and amends the conditions under which NVFC would be obligated to pay a termination fee to SSE.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.  In addition, a copy of the  press release announcing the execution of the Amendment is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Additional Information and Where to Find It

New NVFC, NVSL and SSE will file a proxy statement/prospectus, registration statement and other relevant documents concerning the proposed Merger with the Securities and Exchange Commission (the “SEC”).  SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about SSE, NVSL and New NVFC, at the SEC’s Internet site (http://www.sec.gov).  Copies of the proxy statement/prospectus to be filed by SSE, NVSL and New NVFC also can be obtained, when available and without charge, (i) at SSE’s Internet site at www.scbancorp.com under the tab “Investors Relations” and then under the tab “Public Filings” or by directing a request to Southern Connecticut Bancorp, Inc., Attention: Rosemarie A. Romano, 215 Church Street, New Haven, Connecticut 06510, (203) 782-1100, or (ii) at NVSL’s Internet site at www.nvsl.com under the tab “Shareholder Relations” or by directing a request to Naugatuck Valley Financial Corporation, Attention: Bernadette Mole, 333 Church Street, Naugatuck, Connecticut 06770,(203) 720-5000.

Participants in Solicitation

Southern Connecticut Bancorp, Inc., Naugatuck Valley Financial Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Southern Connecticut Bancorp, Inc. in connection with the Merger.  Information about the directors and executive officers of Southern Connecticut Bancorp, Inc. and their ownership of Southern Connecticut Bancorp, Inc. common stock is set forth in Southern Connecticut Bancorp, Inc.’s most recent proxy statement filed with the SEC on Schedule 14A on April 29, 2010, which is available at the SEC’s Internet site (http://www.sec.gov) and upon request from Southern Connecticut Bancorp, Inc. at the address in the preceding paragraph.  Information about the directors and executive officers of Naugatuck Valley Financial Corporation is set forth in Naugatuck Valley Financial Corporation’s most recent proxy statement filed with the SEC on Schedule 14A on April 30, 2010, which is available at the SEC’s Internet site and upon request from Naugatuck Valley Financial Corporation at the address set forth in the preceding paragraph.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

A number of the matters discussed in this report that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the surviving entity in the Merger, including expected synergies from the merger of Southern Connecticut Bancorp, Inc. and Naugatuck Valley Financial Corporation, combined operating and financial data, competitive strengths, growth opportunities, and whether and when the transactions contemplated by the Merger Agreement will be consummated.  The discussion of such matters is qualified by the inherent risk and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters.  Such risks and uncertainties include: the failure to realize capital and operating expense synergies in the timeframe expected or at all; unexpected costs or liabilities associated with the Merger; the result of the review of the proposed Merger by various regulatory agencies, and any conditions imposed on the new company in connection with the consummation of the Merger; approval of the Merger by the shareholders of Southern Connecticut Bancorp, Inc. and satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement; and the risks that are described from time to time in Southern Connecticut Bancorp, Inc.’s reports filed with the SEC, including Southern Connecticut Bancorp, Inc.’s annual report on Form 10-K for the year ended December 31, 2009, and subsequent reports filed with the SEC.

ITEM 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1
First Amendment dated as of September 17, 2010 to the Agreement and Plan of Merger, dated as of February 22, 2010, by and among Naugatuck Valley Financial Corporation, Newco (as defined therein) and Southern Connecticut Bancorp, Inc.

99.1	Joint Press Release of Naugatuck Valley Financial Corporation and Southern Connecticut Bancorp, Inc. dated September 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2010	SOUTHERN CONNECTICUT BANCORP, INC. By: /s/ John H. Howland John H. Howland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
First Amendment dated as of September 17, 2010 to the Agreement and Plan of Merger, dated as of February 22, 2010, by and among Naugatuck Valley Financial Corporation, Newco (as defined therein) and Southern Connecticut Bancorp, Inc.

99.1	Joint Press Release of Naugatuck Valley Financial Corporation and Southern Connecticut Bancorp, Inc. dated September 17, 2010